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
TRANSCRIPT OF FEBRUARY 19, 2004 CONFERENCE CALL
PRESENTATION

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OPERATOR

Good morning, Ladies and gentlemen. And welcome to the Duane Reade Incorporated fourth quarter conference call. During the presentation, all participants will be in listen-only mode. Afterwards, you will be invited to participate in a question-and-answer session. And at that time, if you have a question, you will need to press the star followed by the 1 on your push-button phone. Finally, any reproduction of this call on whole or in part is not permitted without prior express written authorization of Duane Reade. And, as a reminder, ladies and gentlemen, this conference is being recorded.

I would now like to introduce your host for today's conference, Miss Cara O'Brien of Financial Dynamics. Please go ahead ma'am.

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CARA O'BRIEN  - FINANCIAL DYNAMICS - HOST

Thank you, operator. Good morning everyone. Thank you for joining us for this discussion of Duane Reade's fourth quarter results. By now you should have received a copy of the press release. But if you have not, please call my office at 212-850-5600 and we'll get one out to you immediately.

Before introducing Duane Reade's management team, I need to take a few minutes to read some language. In connection with the acquisition of the company by Oak Hill, Duane Reade intends to file relevant materials with the SEC including a proxy statement and acquiring entities will file other relevant documents with the SEC. Because those documents will contain important information, holders of Duane Reade common stock are urged to read them if and when they become available.

When filed with the SEC, they will be available for free along with any other documents and reports filed by Duane Reade with the SEC at the SEC's web site, www.sec.gov and Duane Reade stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Duane Reade. Such documents are not currently available.

Duane Reade LLC, Duane Reade Holdings Inc., and Duane Reade Acquisition Corp. were formed as the acquiring entities at the direction of the equity sponsors which currently include Oak Hill Capital Partners L.P., Oak Hill Capital Management Partners L.P., and certain members of Duane Reade's management.

Andrew J. Nathanson and Tyler J. Wolfram are the initial directors of each newly-formed Delaware corporation. These entities and their directors and officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.

As of the date of this communication, Mr. Nathanson has an indirect interest, though his participation in investment -- excuse me, through his participation in an investment partnership of less than 1% in the outstanding shares of the common stock of Duane Reade and none of the other foregoing participants has any direct or indirect interest by security holdings or otherwise in Duane Reade. Duane Reade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction.

Certain information regarding the participants and their interest in the solicitation is set forth in proxy statement for Duane Reade's 2003 annual meeting of stockholders filed with the SEC on April 10, 2003, and the form 4s filed by Duane Reade's directors and executive officers since April 10, 2003. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement relating to the proposed transaction when it becomes available.

Except for historical information contained herein, and statements relating to the acquisition of the company by Oak Hill, the statements in this earnings call are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigations Reform act of 1995.

In addition, this document may contain -- pardon me, this call may contain statements, estimates or projections relating to, among other things, the acquisition by -- of the company by Oak Hill that constitute forward-looking statements as defined under U.S. federal securities laws. Forward-looking statements involve known and unknown risks and uncertainties, which may cause the company's actual results and future periods to differ materially from forecasted or expected results.

Those risks include among other things the competitive environment in the drug store industry in general and in the company's specific market area, inflation, changes in costs-of-goods sold and services and economic conditions in general, and in the company's specific market area. Those and other risks are more fully described in Duane Reade's reports filed with the SEC from time to time including its annual reports on form 10-K, quarterly reports on form 10-Q and the current reports on form 8-K.

You should not place undue reliance on forward-looking statements which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

I would now like to introduce Tony Cuti, Chairman of the Board and CEO, and John Henry, Senior Vice President and CFO. Tony will make some opening comments about the quarter and then they will take your questions. Tony, please go ahead.

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TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Thank you Cara, and good morning everyone.

The fourth quarter release is out, I think the numbers are available to everyone. So, I won't just reread the figures. The key results we want to focus on were the same-store sales, front-end and pharmacy respectively.

The pharmacy at 7% continues to run at less than what we would have anticipated to be our comp store rate there. We think the sluggishness in pharmacy which we and the industry continue to see is a product of first the comping against less impactful numbers of the prior year as a result of some of the OTC moves we had, but also very much a reduction in prescription, prescription issued as a result of the long and persistent unemployment which persists not only in this area, but nationally.

We think at the same time, we think as economic conditions improve, hopefully that 7% pharmacy same-store sales should become a higher number as those prescription counts go up for employed and insured parties. On the front-end sector in the fourth quarter, we had a positive 1/10 of a percent increase in front end of same-store sales. I think it's important to point out that that has two very important elements in it.

One is a stronger, much stronger than anticipated response in the over-the-counter cough/cold sector, which drove that group strongly positive in the fourth quarter and offsetting those gains was a disappointing seasonal business, which had less-than-anticipated sell-through, and I must say our targets for Christmas were modest and having full insured from those were a greater disappointment. We had a little bit of weather, but I think it's a continued weakness in the economy that is prompting the seasonal showings we're seeing.
In any case, the seasonal business being seasonal downfall being offset by the cough/cold sector gain, neutralizes the sales line, however, it's an unfavorable impact of what our expected gross profit would have been.

Moving along, we did move to try to bolster sales by extending store operating hours and expanding our holiday hours trying to capture as much of the holiday season as we could and try to maximize the return on stores whose performance at near opening and closing show promise as to bringing some more volume in. We did get an increase as we reported in our release, unfortunately, much of that increase and the benefits of it on the gross profit line were offset by the operating costs of expanding, but we do believe it was a worthwhile move because we needed to garner more sales and more marketshare in view of the flattish results we have had historically.

I am going to turn this over to John and have him go through the financials and give as much time to Q&A in view of the pending transaction. I will tell you that with regard to the transaction before I turn it over to John, we are in the throws of a paperwork nightmare, but we are thankfully in the last throws of it and should be filing a proxy shortly, we're days away, not months away from filing a proxy, and the information should be forthcoming for all investors to review, you know, the fact that we made the announcement on December 22 was a difficult time to start filing and proxy preparation.

Not only is it the holidays which virtually put everybody out of reach for about 10 days, but in addition to that, we had our normal responsibilities for filing financial reports closing the year, which has burdened our financial group and our counsel immensely, but, nevertheless, we're in the final throws, as I said, and should be filing a proxy shortly.

Let me turn this over to John.

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JOHN HENRY  - DUANE READE INCORPORATED - CFO, SENIOR VP, AND ASSISTANT SECRETARY

Thanks Tony.

I would like to speak a little bit about net income. For the quarter overall, it was 2.8 million, 12 cents per diluted share, that is in line with our most recent updated earnings guidance and compares to 9.5 million or 39 cents per diluted share last year. The current year's fourth quarter earnings also include a 600,000 charge or about 2 cents per diluted share or transaction-related costs associated with the planned acquisition of the company by an affiliate of Oak Hill Capital as we have been discussing, and the prior year's fourth quarter earnings include debt extinguishment income of 2.1 million or a nickel per share related to the repurchase of our portion of convertible notes last year. As Tony


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
mentioned, sales for the quarter came in at $356.4 million, that is an increase of 7.7% over last year. With pharmacy sales up a shade less that 12% and front end sales up 4.6%.

Same-store sales increased 3% in the quarter in total with pharmacy same-store sales up by 7%, and front-end same-store sales increasing by .1. Tony gave a lot of discussion on that, but front-end sales were favorably impacted by about .5% due to the increase in the number of 24-hour stores and the expanded holiday hours. Third party prescription sales as a percentage of pharmacy sales in the fourth quarter was 91.7%. Last year, it was 90.4% and in the third quarter, it was 91.4.

At the end of the quarter, we operated 241 stores, including 17 stores we have opened from the beginning of the year, and three during the fourth quarter., partially offset by four stores closed since the beginning of the year and one store that we closed in the fourth quarter. Last year in the same period, the company opened 32 new stores with 8 in the fourth quarter and closed four stores, including one in the fourth quarter. The reduced number of store openings is consistent with the reduced store expansion program that we commenced in the fourth quarter of 2002.

Gross margin for the quarter was 21.7% of sales compared to 22.9% last year and included a $100,000 LIFO credit, compared to a 1.3 million LIFO credit last year. The decline in gross margin was also due to an increased proportion of lower-margin pharmacy sales and lower overall pharmacy margins due to the reductions in the New York Medicaid prescription reimbursements that became effective in July of 2003.

It was also effected by lower margins on generic prescriptions and maximum allowable cost limitations in pharmacy and higher occupancy costs as a percent of sales due to a lower rate of sales growth. As well as the increases in real estate tax rates that went into effect in January.

Front-end margins were higher than the prior-year, primarily due to lower inventory shrink losses and favorable selling margins, which partially offset lower vendor allowances. Selling general and administrative expenses as a percent of sales was 17.1%, compared to 16.1% last year. The increase was due to lower-than-usual sales growth, higher legal/litigation related expenses, partially attributable to the September 11th business interruption insurance claim that we have been litigating over.

We had increased costs as Tony mentioned, to support the additional 24-hour stores and the expanded holiday hours and we also had higher promotional and advertising expenses during the quarter. Small preopening expenses amounted to $264,000 compared to $477,000 last year.

We had a lower tax provision in the fourth quarter of about 22%. That was primarily attributable to the impact of favorable employment tax credit against lower taxable income.

Turning to the balance sheet, our total working capital at the end of December was 227.6 million compared to 216.1 million at December 28, 2002. The full-year increase of 11.5 million is attributable inventory purchases to support 13 net new stores and the timing of merchandise receipts and related payments.

Cash flow from operations for the full year amounted to 47.4 million or 3.4% of sales compared to 42.5 million or 3.3% last year. The timing of merchandise receipts and related payments did cause our operating cash flow to benefit by about $8 million, that will wind up flipping negatively into 2004. But overall, considering the earnings performance for the year, cash flow from operations held up rather well.

Goodwill at December 27th was $161.3 million, it was unchanged from the third quarter. Our total debt including current portion, and capitalized leases at the end of the year amounted to 272.9 million compared to 269.7 million at the beginning of the year.

There was overall an increase of 3.2 million for the year, or another way of looking at it is we are 3.2 million shy of free cash flow. We did invest about $54 million of investment capital spending in the year, the largest portion of which was directed to support new and relocated stores and pharmacy file buys.

With that said, I will turn it over for question and answer. Operator?


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
QUESTION AND ANSWER

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OPERATOR

Thank you, at this time, if you would like to ask a question, please press the star and 1 on your touch-tone phone. If your question has been answered, you can withdraw your question by pressing the pound key. So once again, to ask a question, please press the star and 1 on your touch-tone phone.

Our first question comes from John Heinbockel of Goldman Sachs. Please go ahead.

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JOHN HEINBOCKEL  - GOLDMAN SACHS & COMPANY - ANALYST

Hey, Tony. A couple of things. Let me start with the kind of New York macro. It looks anecdotally, when you look at some of the things the mayor said, the surplus, which is building back on the New York City budget, some of the restoration of real estate taxes, employment. Looks like, you know, we're starting to see a little bit of a pick up, you know, in the local macro here. What is your take on that, and have you yet seen that in your sales and when do you think you will, you know, if you indeed, think that the macro is getting somewhat better.

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TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Well, I think we're all hopeful there is going to be some turnaround and, although there are some signs of turnaround in reports from fiscal authorities, the facts are that we still do not see the kind of movement at the front end or the pharmacy that has suggested that we're in a rebound. I think that we have, you know, frankly an increase. A negative trend, unfortunately, in unemployment in this area recently, and I don't think that that's a sign that we're going back into the negative long-term slide, but it certainly doesn't warm my heart to hear -- see reports that in December unemployment increased in New York City, which is what happened.

We have the president nationally pulling back on the, you know, job expansion look. The way I understand it, I'm by no means an expert economist, but the break-even point for our national economy is something like 150,000 jobs must be added each month, otherwise unemployment rises, and we're well below that. Numbers in the 90 to 110 range, so, you know, all of the national and local forces that are talking about a turnaround have yet to cause it. Now, that -- I think the mayor, the governor and the president are all working feverishly on this, and you got to believe that it's going to start yielding results, so I'm pro looking forward positively, but I would be wrong to tell you that we're seeing anything right now.

January results to date are at best, at best equal to the fourth quarter if you normalize the weather out of them. If you keep the weather in it is significantly below the run rate we were experiencing in the fourth quarter,. So, I just tell you that I have not seen the impetus take hold yet. I am still very bullish that down the road the economy should start to get some of the benefits of downtown's recovery investment and should, you know, our local economy, and should start to see some of the benefits of the preparation for the Olympics, which should commence early next year.

So, you know, longer-term, I think that the fodder for, you know, rebound is there, but right now, I just -- I would be wrong to tell you that I see it.

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JOHN HEINBOCKEL  - GOLDMAN SACHS & COMPANY - ANALYST

You still think there is a bull case for New York to be made when you look out two or three years?

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TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Yeah, I do because I have always said, that you know, it's tough to read when the fiscal authorities are going to actually let go of this money that is supposed to be invested in downtown. I have been waiting for it like a very patient -- all of us in New York are waiting for this investment, but I have got to believe that that investment begins in '04, and continues through '05, '06, we are talking about five or six years at least, if not more construction down there, and billions of dollars being spent, that has to be a significant adrenaline shot, and we should start to feel some benefit from it and at a very minimum will go to offset the severe downturn we have seen to date. So, longer-term, I am still a believer that that's a positive thing to look forward to.

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JOHN HENRY  - DUANE READE INCORPORATED - CFO, SENIOR VP, AND ASSISTANT SECRETARY

John, just as a statistic, the unemployment rate for New York City, in December, was 7.9%.

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JOHN HEINBOCKEL  - GOLDMAN SACHS & COMPANY - ANALYST

Yup.

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
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JOHN HENRY  - DUANE READE INCORPORATED - CFO, SENIOR VP, AND ASSISTANT SECRETARY

And it compared to 5.7 nationally. So it's like 2.2% higher.

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JOHN HEINBOCKEL  - GOLDMAN SACHS & COMPANY - ANALYST

Right.

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JOHN HENRY  - DUANE READE INCORPORATED - CFO, SENIOR VP, AND ASSISTANT SECRETARY

December employment figures kicked down a little bit from November, although we have seen higher unemployment rates in New York City earlier this year. We were well in excess of 8% at one point.

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TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

The other issue, you understand that, is one of the things we watch carefully is the office occupancy rates.

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JOHN HEINBOCKEL  - GOLDMAN SACHS & COMPANY - ANALYST

Yup.

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TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

And if you notice the reports are showing 14 to 17% vacancy, and that is not improved over the last year and that's another indicator of how many people are in our turf, so, you know, again, it hasn't gotten worse, but it hasn't gotten better yet, John. I do agree with you in saying that the political system seemed to be signaling they're moving to turn this around but it hasn't turned yet.

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JOHN HEINBOCKEL  - GOLDMAN SACHS & COMPANY - ANALYST

All right, secondly you guys have not come out and said anything with regard to mandatory mail like some of your peers have. Where are you on that and how is that going to play out, you up know, in this whole PBM battle? At what point do we start to get mandatory mail reversing and going the opposite direction and being killed in some of these plans?

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TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Well just to put that in perspective, first of all, we absolutely support CVS, Walgreens, Rite-Aid, whoever else came out. I think most of the majors did. I would be surprised if we all don't step in line. Because, every chain supports denying participation in a program that mandates mail for 90 day script.

So, we support that and we haven't come out with any supportive statement formally only because we're a small regional player and we think it's important that the big 4 come out and step in line on that because that carries the bulk of the weight, but we absolutely stand behind them in that, and we have already stood firm on that with very large plans. I won't be specific on the plans, but we have gone just recently last month, we have turned down an extremely large plan and insisted that they either change the plan or that we're not going to participate on a mandatory basis. So, we support that.

Now keep this in mind, John, that that's step one for the industry to make. Step two, which is a much bigger step is getting legislation that precludes our competing mail programs sponsored by chains that don't have the advantage of formulary rebates that PBMs are sponsoring for their mail-order programs. So, you know, that step needs to be made because we have a number of PBMs who bid their mail order 90 day programs at below cost. And that is a move which is a necessary second step. And that second step still has not been appropriately dealt with by -- by the congress in this Medicare bill.

So, I would keep your eye out for the second step. Because that is far more important than all of us saying we want a competitive bid. Because once the playing field is flat, what good does that do us? Okay.

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JOHN HEINBOCKEL  - GOLDMAN SACHS & COMPANY - ANALYST

The plan that you guys said you were not participating, how has that been resolved or has it?

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TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

It has been resolved. They came back and said they would not mandate mail order.

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JOHN HEINBOCKEL  - GOLDMAN SACHS & COMPANY - ANALYST

Okay, and then finally, the pharmacy alliance and express scripts, how good, you know, how good is that for the industry? Is it, you know, -- my concern is maybe it's not what it seems and, you know, it's not the answer here. I'm still not sure that that resolves the conflict between the two parties, the two channels of trade. How important is that in this whole process?

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TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

In my eyes, I think it's a very big and important step. It may in two years when we look back on it, it might be a watershed event. It's too early to tell now, but it's certainly a major move by the industry.

National association of chain drugs and its members met long and hard on this subject. I was at the meeting and I got to tell you that of all the meetings I have been to in all the years, there was never more time and effort spent on one single subject than this, and it's a major move for the industry, it is a partnership which tries to align the industry and the PBM for the first time in quite awhile, and it, I think, it's certainly going to be a compelling alliance for the next year and a half to two years before the Medicare program is in full force because it effectively introduces a discount card which will be unique in the nation, will be the only single card that is accepted by all chains or members of any CDS, and you know, you have a choice as an elderly citizen, you know, walk around with a pocket full of plastic trying to figure out what manufacturers card or retail card you're going to use for medication or just carry one and be assured that no matter where you are, you walk in and it will be honored.

That's a huge advantage express scripts has and a huge advantage anybody associated with this has, and I think it's going to create a lot of back pressure on competing PBMs and indemnity programs to try to introduce a card that positions itself against it. So, with that entree, it's going to create a strength in the industry and its participation in Medicare, which is formidable, and I think it's a great step so that we're all positioned in the industry to take the lions share of the Medicare program, and when it is introduce in '06.

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JOHN HEINBOCKEL  - GOLDMAN SACHS & COMPANY - ANALYST

There shouldn't be any concern they're using the industry, any CDS to learn the Medicare market ahead '06, and then in 06, the alliance doesn't hold up.

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TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Well, there is that concern and that concern is something that we bantered about quite a bit. We have an understanding in our program, in our alliance with express scripts on how information sharing is going to be handled, and you know, all of those specifics so that reasonable safeguards have been taken. There is always the exposure that that could happen down the road, but it's -- it just seems to us that it's going to be too positive for express scripts in '06 not to want to continue to play ball and -- and help us develop a formidable program to support Medicare effectively and efficiently rather than to become, once again, juxtaposed to us and juxtaposed to all the other indemnities PBMs that they're competing against.

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JOHN HEINBOCKEL  - GOLDMAN SACHS & COMPANY - ANALYST

so --

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TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

I --

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JOHN HEINBOCKEL  - GOLDMAN SACHS & COMPANY - ANALYST

Okay.

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OPERATOR

Thank you, our next question comes from Bob Summers of Bank of America. Please go ahead.

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WES  - BANK OF AMERICA - ANALYST

This is Wes [inaudible] for Bob Summers. I have a question on the litigation expense. Do you guys intend to break out the amount of litigation expense. I guess this relates to the excess that you had in the fourth quarter and could you characterize why the expense increased this quarter above your original plan.

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JOHN HENRY  - DUANE READE INCORPORATED - CFO, SENIOR VP, AND ASSISTANT SECRETARY

Well, in terms of breaking it out, we don't break out litigation expense separate from SG&A. I will tell you that a very large portion of the litigation expense is related to the fact that we are continuing to pursue our claim against the carrier on the world trade center business interruption. From a standpoint of that litigation, that was appealed by Saint Paul. There was a trial in September. It was appealed. We have had to respond to that appeal. There's been a whole effort undertaken to bring it to an appraisal, and there has been a lot of costs involved in that whole process. So, a substantial amount did go into that particular claim. That's really the primary aspect of that bearing.

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TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Keep in mind, that you know, the -- trying to anticipate that when you have a victory in court, whether the insurer is going to appeal or not, is a difficult thing, and we were trying to guess, you know, at which point the insurer is just going concede the finding and let the process go to a appraisal and final settlement rather than continuing to appeal every legal aspect of the claim as it's found by a court.

Saint Paul continues to be frustratingly aggressive in posing forth appeal arguments to every finding that every judge makes in this case and that has caused delays in the case settlement and significant increases in our litigation expense because we have to defend their arguments on appeal. So, you know, we perhaps were more bullish that we could get, you know, this thing closer to resolution as, you know, we had finding after finding to our favor in court but Saint Paul continues to seek out, you know, a basis for appeal and extends the time for settlement as well as the cost of supporting this case, you know, out into the future.

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WES  - BANK OF AMERICA - ANALYST

All right. And one additional question is the number of 24-hour stores that you have open now and whether that was a temporary measure for the holiday or whether you intend to extend that on a permanent basis.

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JOHN HENRY  - DUANE READE INCORPORATED - CFO, SENIOR VP, AND ASSISTANT SECRETARY

Increased it by 10 stores and we have something north of just 40 stores or so that are 24-hour. We also expanded hours in the week prior to the holiday, to the Christmas holiday just prior to the holiday we expanded. We opened, I think, 200 stores stayed open until very late at night in that week prior to Christmas.

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TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

So the latter move is a seasonal move, whereas the former, that is the 24-hour store is a permanent move.

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WES  - BANK OF AMERICA - ANALYST

Alright. Thank you.

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OPERATOR

Thank you, our next question comes from Monica Aggarwal with Merrill Lynch. Please go ahead.

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MONICA AGGARWAL  - MERRILL LYNCH GLOBAL SECURITIES - ANALYST

Good morning. As you gear to go private, are you changing your strategy in terms of Cap Ex and how you deal with the rebuilding process? Any thoughts on '04 right now? Thanks.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Monica as far as the private plans in capital structure spending levels and what we're doing there, that will all be part of the proxy that we issue. You know obviously, the proxy is going to reflect the plans and desires of the private company as compared to what we would have done as a public company for our investors in a public environment, so they may very well be different as they're expressed in the proxy versus what our longer-term plans would have been as a public company.

--------------------------------------------------------------------------------
MONICA AGGARWAL  - MERRILL LYNCH GLOBAL SECURITIES - ANALYST

Okay. Thanks.

--------------------------------------------------------------------------------
OPERATOR

Once again, if you have any more questions, please press the star and 1 on your touch-tone phone. Our next question comes from Steven Miller with SEM Capital. Please go ahead.

--------------------------------------------------------------------------------
STEVEN MILLER  - SEM CAPITAL - ANALYST

Hello, Anthony?

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Yes.

--------------------------------------------------------------------------------
STEVEN MILLER  - SEM CAPITAL - ANALYST

Hi Anthony, I'm a very large shareholder of Duane Reade, and have been for quite sometime. Seems that the only thing here that has been good out of Duane Reade has been your salesmanship. You sold some bill of goods, in my opinion, to your friend over there, Nathanson at Oak Hill Partners. This company has gone public, what, at $16 around there? This is a company that now is being sold for $17 a share, so in all of those years, nothing has happened except, of course, I guess you're using Duane Reade for your personal piggy bank, reaping millions of dollars. The only question here I have is: Why -- why weren't you sold? Why weren't the board of directors more proactive in looking for another CEO and instead of blaming it on the economy and everything else that you don't seem to have control over, but the things do you seem to have control over, which is the poor merchandising, the terrible checkout that goes on in the Duane Reade stores that we experience all the time and, yet at the same time, your competitors, the Walgreens of the world continue to come into this market, continue to try and take the marketshare.

But you don't seem to talk about that. You seem to talk about the unemployment rates and so on and so forth. But yet if you look back at the history of New York and you'll see that during the great depression many of the retailers grew their businesses in those terrible times and continued to take marketshare, but yet the Walgreens and CVS come into New York continue to grow and I mean can it be said that they're also taking marketshare? They obviously see an opportunity here. Why do they continue to grow here? Thank you.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Will you repeat your question, please?

--------------------------------------------------------------------------------
STEVEN MILLER  - SEM CAPITAL - ANALYST

Can I repeat my question?

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Yeah, I'm not sure what it was.

--------------------------------------------------------------------------------
STEVEN MILLER  - SEM CAPITAL - ANALYST

Okay, my question is how come we have never heard you take the blame for the poor operation and the horrible deteriorating situation that continues to happen here. I mean the gross margins continue to fall down. The 10 quarters in a row, 10 quarters in a row of misguidance. I mean at some point don't you think you should have taken the blame? That's my question. And also, is there some sort of a conflict here? I mean this guy Nathanson is a fellow that was once, I believe, on the board, wasn't he? Thank you.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

I think the proxy will be filed shortly and hopefully when you read it you will understand more about the background of the merger. With regard to historical performance, I think the company's stock and its trends were affected by a lot of issues, not the least of which were the economy.

I think if you compare us to the other companies in the industry and how their stocks have performed since we went public, you will be surprised to learn that Duane Reade at $17 versus public offering price of $16 in 1998 is one of the few issues that is actually up over that period of time. Not that we're proud of the results, we always hope for better, but I think if you're talking about versus the industry and the trends, we're -- we think we have held our own rather well, particularly in the fact we're regionally a New York-based company and the 9/11 events was particularly harsh on our region. With regard to personal performance, I can tell you that the board did its duty very carefully, consistently reviewed myself and management, and I feel that they have a good grasp of what has gone on and have made the appropriate decisions in that sector as well.

Next question.

--------------------------------------------------------------------------------
OPERATOR

Thank you, our next question comes from Karen Short of Lehman Brothers. Please go ahead.

--------------------------------------------------------------------------------
KAREN SHORT  - LEHMAN BROTHERS - ANALYST

Hi, this is actually a fairly basic question on pharmacy. I wanted to find out if you saw any increases in copays for the beginning of January '04, and I also wanted to talk to you a little bit about what you think the generic outlook is for pharmacy for this fiscal year and next. Thanks.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

When you say increase in copays, you're talking about not state or federal, you're talking about indemnity plan programs.

--------------------------------------------------------------------------------
KAREN SHORT  - LEHMAN BROTHERS - ANALYST

Yeah, third party.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

I think we're starting to see a little bit of reaching back into the cookie jar attempts by a number of third-party plans. I don't know whether it's going to be systemic or not, but we're seeing a number of plans when all is relatively quiet for a couple of years. Trying to come back at us to see whether there is more there, type of thing. We are resistant because, you know, we have the industry pretty well strapped, there's not much left in the prescription business and certainly not enough to start, you know, sharpening even further the reimbursement rates.

Now in the increases in copays, there are programs that increase the copays for nongeneric product when generic is available. There are increases in copays for nonformuly product that we're part of and I think to that extent those are not margin-infringing issues. They're simply issues to help manage the program for the benefit of an efficient formulary, and, yes, we have seen that over time. With regard to generics, generics, two things are happening there. There's a little bit of flattishness in the generics which I think can be supported by two events. One is, there are troughs and valleys that you go through from time to time in the off patent periods, and we happen to be in a lighter period now. As soon as you get a flurry of off patent activity, you get a flurry of generic activity particularly in the six months of off patent. So, there is a little bit of that going on.

Perhaps more importantly is that I think the PBMs and many of the indemnity programs have found a favor with pushing formularies toward higher-cost branded products and away from generics. That is that they rationalize many and many cases in my opinion that branded products are a better way to go in the formulary than a generic, and when they do that, they do that, I believe, because of the economics that's favorable to them and not necessarily because of the convincing and overwhelming medical data, and in doing so, that sponsors higher-cost medication and sponsors less generics out there, so there's a little bit of both going on, and I think that you have seen flattishness in growth in the generic sector as a result of those two.

I think longer-term, the generic sector will continue to climb. I think regulatory pressures against those kinds of trends and formulary control are going to be significant. There is a number of litigations going on that are going to drive formularies back toward reason and back toward generics, and state programs are going to get wise. They haven't yet but eventually they will to start sponsoring more generic substitutions rather than chasing pharmacies for less reimbursement. So, I think the opportunities for generic are still significant out there, and in the longer-term, generics should continue to rise. But right now, we're in a little bit of a trough.

--------------------------------------------------------------------------------
KAREN SHORT  - LEHMAN BROTHERS - ANALYST

Okay, I just have one other question. Have you guys looked into whether or not can you fill 90-day prescriptions at retail? Have you been testing that at all?

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

No, we absolutely can sell 90-day prescriptions at retail. That's not an issue at all. The question, of course, becomes the mail order structure for 90-day script is one fee and that's where the challenge is that, you know, to do the economics at the pharmacy where a 90-day script for one dispensing makes sense, and we believe on a level playing field versus a mail-order program, the both -- both the industry mail order and the industry filled 90-day script in store can be competitive. What we've battling both Duane Reade and the industry is mail-order programs that are bidding below cost and sponsoring and subsidizing those losses with formulary rebates by pushing medication toward the high-end and getting rebates for it.

So, that's the separation, so to speak, of church and state we're looking for for PBMs and we need legislation to support that. But setting that aside for the level playing field, we can fill 90-day scripts and mail-order scripts competitively with anyone else.

--------------------------------------------------------------------------------
KAREN SHORT  - LEHMAN BROTHERS - ANALYST

Actually in existing contracts you have with PBMs that will allow you? Your contracts allow you to today to fill 90-day.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

If a patient comes in and the contract allows the patient to get a 90-day script, some contracts don't allow the patient to do that. Some contracts say you must fill 30 days. But we have no contracts where the patient is mandated to mail order.

--------------------------------------------------------------------------------
KAREN SHORT  - LEHMAN BROTHERS - ANALYST

Okay.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

90 days.

--------------------------------------------------------------------------------
KAREN SHORT  - LEHMAN BROTHERS - ANALYST

Okay. Thanks.

--------------------------------------------------------------------------------
OPERATOR

Thank you, our next question comes from [inaudible] of Glenview Capital. Please go ahead.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

I have a few quick questions. First, did you actually give the cost of litigation out for the quarter?

--------------------------------------------------------------------------------
JOHN HENRY  - DUANE READE INCORPORATED - CFO, SENIOR VP, AND ASSISTANT SECRETARY

No, we didn't.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

Would you please.

--------------------------------------------------------------------------------
JOHN HENRY  - DUANE READE INCORPORATED - CFO, SENIOR VP, AND ASSISTANT SECRETARY

We're not providing the specific detail on that. I indicated that a big portion of the SG&A variance had to do with litigation.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

Okay, just we're trying to figure out what the normalized SG&A increase is. That's all.

--------------------------------------------------------------------------------
JOHN HENRY  - DUANE READE INCORPORATED - CFO, SENIOR VP, AND ASSISTANT SECRETARY

Right --

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

Without that can you give us some sense for what the SG&A would have done?

--------------------------------------------------------------------------------
JOHN HENRY  - DUANE READE INCORPORATED - CFO, SENIOR VP, AND ASSISTANT SECRETARY

The litigation cost in terms of how much higher they were than we expected were in the neighborhood of about $1 million.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

All right, could you repeat that in.

--------------------------------------------------------------------------------
JOHN HENRY  - DUANE READE INCORPORATED - CFO, SENIOR VP, AND ASSISTANT SECRETARY

In the neighborhood of about a million dollars.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

Million dollars cost during the quarter.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

No, what John said to you was the extraordinary level of costs in the quarter in litigation was a million more than we expected so if you took a million out of your number, you would have a quarter with expected litigation costs rather than the unexpected.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

Okay. Then I still don't understand why you can't give the exact number, but that's fine. The second question is: There was a question asked before about '04. And you chose not to comment. Could you please comment partly just some sense for sales trends and what, like there are so many one-time items in the expenses, some sense for what the break-even comp would be.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

I'm sorry, with regard to '04 or '03?

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

'04.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

We made a comment with regard to expenses for '04? I don't recall doing that.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

No, I'm asking you the question, which is somebody asked the question before, would you take a stab at '04. I'm repeating the question to you.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

I didn't hear that but it's okay. We'll comment on '04.

As I indicated, we're submitting a proxy shortly and there are pro formas in there which would include look-forward data like '04, so we're, you know, we're right on advice of counsel saying to wait for the issuance of proxy. Because trying to leak out portions of that proxy right now is not appropriate in view of the filing we're under. I would tell you this, though, that the '04 look that you would see is not surprising. I mean it's in keeping with the assumptions we have been talking about through the fourth quarter in this phone call, which is that we're hopeful of return latter part of this year. You're, you know, earlier this year, we were continuing to project flattish results. We think pharmacy might benefit a little bit from cycling, statistically, it's OTC shifts and it's hormone therapy depletion effects of '02, but other than that, the cycling, we're not projecting any surge of prescription counts as unemployment continues to harass us in this market. So, I think, generally speaking there are no volume or expense surprises, you know, from what many of you were probably looking out of Duane Reade in '04. But I want to leave the specifics to the proxy.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

That's fair.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Okay.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

The next question is: Have you ever commented on, you know, as a private company, are you going to make efforts to turn sales around and get expenses in line and all of those types of things that you talked about on the call, I think, on the 23rd. Have you ever talked about publicly what the cost of some of those programs would be? How long would it take, just so that all public shareholders working with similar facts that the -- some of the private equity guys may have?

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Well, I think in that phone call what I made reference to was the numerous phone calls we have had as a company with our shareholders in the preceding quarters regarding those types of programs. I made reference to, going all the way back to the summer of '02 when we went out and spent a substantial amount of money on a new promotional merchandising program and the shareholders reacted violently anti that move, literally six weeks after we invested in it, so there was no patience on that event, and then we invested a significant amount of money in digital one-hour photo, which, by the way is probably one of our best categories right now, and the costs and impact of profits were also very negatively received by the shareholder group, but we stayed with that program because we thought it was in the best interest of the company longer-term. You know there are a number of other items like that, investments we are making in technology and the kiosks are running negatives, but we think it's in the long-term interest of the company, the central fill investment, which was substantial, was in the long-term interest of the company, and the pharmacy trends down the road, but they continue to hammer away at the EBITDA and pretax, or earnings per share numbers that we released and shareholders kept negatively responding.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

Would some of those details for going forward programs be in the proxy as well?

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

What do you mean by details for going forward, I'm not sure what you mean.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

These efforts that you're making on a going forward basis --

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Yes.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

Would you care to detail them on the proxy as well, just so that we know --how much expenses we are talking about.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

I'm not sure what you mean as far as detailing these efforts going forward. What I'm suggesting is this: That the proxy details the go-forward estimate in sales and go-forward estimates of major items in the P&L and balance sheet.

The think the point I'm making is that you made reference to the turnaround issues and as I indicated in my previous phone call, there are a number of turnaround issues that we started in years gone by, and continue to embark on and there are more we're planning, obviously, they're competitive issues and to preannounce the exact nature of a program on a public phone call is not competitively smart.

We generally announced all the issues I just discussed after they were in effect and have been seen in the marketplace and got their competitive advantage. We have similar programs like that, but they're not public announcements because of the competitive advantage, but we feel that since historically the five or six ventures we did make were ill-received because of the burden they placed on the shareholder, we felt that the programs to come would probably receive the same reception. There is no guarantee, that's just speculation.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

That part I understand. That's fine.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Yeah.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

Last question is $55 million of Cap Ex or $54 million of Cap Ex, is that a normalized amount or broken out Cap Ex of 54 into different categories. Could you do that?

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

That's 54 million comprised of what we call, you see on our cash flow statement, about 41 million of what we'll call Cap Ex. That would be dollars that we invest for new stores, maintenance, PLS equipment, dollars we put into our distribution center. All of the traditional-type capital expenditure spending.

There is also about 13 million, 12.7 million or so of what we call acquisition-related investments. These would be lease acquisition costs, pharmacy file-buys, and those type of acquisition-related spending. File-buys, we buy a number of pharmacy files, integrate them into our existing store base. It's one of the best capital investments that we make.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

And is that recurring at that 13 million or so?

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Yeah --

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

Or is there a one-time element in that.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

No, there is no one-time real element in that. That's in line with what we have been spending on a cash basis.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

Okay.

So if your capital plan comes out drastically different than the proxy, then the 55 we have been spending and you kind of mentioned that private company may spend differently than public, is my assumption correct that they may be drastically different or --

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

I think you have to wait for the proxy to review that. I think you're, kind of, trying to characterize where it was drastic or different. I think that the proxy speaks for itself, you will read it. As I said, I don't find anything in there surprising, but I think it's for the investor to read and come to a conclusion themselves.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

That's fair.

The last question: which is would you consider holding a call after the proxy is filed just so that everybody can get their questions answered in a public forum?

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

You know, I don't know about that. We have to stand on the advice of counsel on something like that. I think we have certainly made ourselves available to all the principal shareholders who have wanted to have a discussion regarding, you know, what was discussed and, you know, we don't release anything we haven't openly released anyway, but for the purpose of clarifying what we have said we certainly have left an open door to principal shareholders who wanted to discuss that.

--------------------------------------------------------------------------------
ANALYST  - GLENVIEW CAPITAL

Great, thank you for your time.

--------------------------------------------------------------------------------
OPERATOR

Thank you, our next question comes from Paul Smith, Smith Capital. Please go ahead.

--------------------------------------------------------------------------------
PAUL SMITH  - SMITH CAPITAL - ANALYST

Hi, how are you doing?

I just want to know why the shareholders are not being adequately compensated for the litigation settlement, which is going to amount to over a dollar a share you're going to receive for the World Trade Center or the litigation settlement/insurance proceeds. I mean how is that fair that, you know, three, six, nine months down the road the buyout group is going to be netting this windfall and the shareholders, which have been paying the litigation expenses, are not going to be compensated at all?

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

I think we have covered that topic in our previous special when we made this announcement.

Just to reiterate, the World Trade Center estimated claim costs were combined with a number of other legal items and that net positive was included in the consideration of the offer. So, it was not ignored as part of the math that got us to the $17.

--------------------------------------------------------------------------------
PAUL SMITH  - SMITH CAPITAL - ANALYST

All right, well let me just state on the record, you know, just as a standard shareholder, I think I speak for the majority of shareholders, where I think this whole thing is a joke, and I think you're going to be surprised at the result of the shareholder vote.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

You know, I respect your opinion. We've gotten -- I want to tell you since you want to be on the record, we've gotten, I believe, overwhelming support for the transaction as being fair at the north end of what have we believe to be fairness. We have received, since we made the announcement, not a single level of interest in topping the bid, and it's been out there for at least two months. So, you know, I think that --

--------------------------------------------------------------------------------
PAUL SMITH  - SMITH CAPITAL - ANALYST

Alright, I'm not sure I buy, that but we'll see. We'll see what happens at the vote.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Next question.

--------------------------------------------------------------------------------
OPERATOR

Thank you, we have time for one more question. Our next last question comes from Dave Gordon of Cap Capital. Please go ahead.

--------------------------------------------------------------------------------
DAVE GORDON  - CAP CAPITAL - ANALYST

Thank you. Mr. Cuti, I have a question in regards to an article that was in "Business Week" on Friday, and I just wanted to get clarity on a specific issue. It mentioned that Mr. Nathanson was a former board of directors and it mentioned another individual named Mr. Jaffe. Is it true that Mr. Jaffe is still on the board and there is also another individual named Mr. Pradelli or Pradula that is on the board. If so, these three individuals had all worked together, at, I take it DLJ, were these two individuals involved in the vote process or were they precluded from the vote? Thank you.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

I think you must not have a very good background on the company, so let me help you out a little bit.

--------------------------------------------------------------------------------
DAVE GORDON  - CAP CAPITAL - ANALYST

I appreciate it.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

All right.

The company was originally owned by Donaldson, Lufkin & Jenrette, alright and when Donaldson, Lufkin & Jenrette was here as owner, it had a majority of the members of the board. As DLJ became a minority and a small holder, it -- disinterested parties left the board. At some time, DLJ was acquired by CSFB, during that entire process various and sundry, people at DLJ left and went their merry way. David Jaffe for quite awhile, has not been associated with DLJ, but is a managing director of Center Partners. Andrew Nathanson left DLJ went to a group called Oak Hill. Carl Pradelli is running a company called Advanced Health Solutions and that's also been happening for quite sometime.

No three parties are or have been associated with Donaldson, Lufkin & Jenrette for quite sometime. Two of the parties remained on our board, Jaffe and Pradelli as directors, getting the formidable well-entrenched directors is difficult, but they remained on our board and served us quite well and they have financial backgrounds. So, obviously, when the board of directors which has a number of notables on it, wanted guidance, they, you know, counted on Pradelli and Jaffe to feed and guide the process because they're the most astute in the process and then the Nathanson, who was part of Oak Hill, I think, you will find when you read the proxy, was a late-comer to the process of getting a private equity deal going.

We had solicitations from a number of parties and Oak Hill jumped in actually toward the end of the process and became a competitive bidder and, obviously, the parties who are most knowledgeable like Mr. Nathanson who were out there are going to come in here and see value. So, now there's quite a few other parties at other investment banks, by the way, who were ex-DLJ people who also had the same opportunity and did not bid as aggressively as Oak Hill.

I would tell you right now it's difficult to find a significant investment bank in the nation that doesn't have ex- Donaldson, Lufkin & Jenrette people working for them. So, you know, the fact that you have a private equity party with DLJ person bidding, I will tell you we were speaking to at least two other institutions who were bidding, who also had people at Mr. Nathanson's level who previously worked at DLJ. So I don't know if that means anything.

What it does means is that people who have a knowledge of the company are going to be more confident and bid higher than people who, perhaps, have a lesser knowledge, and I think it's in the best interest of the shareholders to get the highest possible price. So, it was no surprise to me to find that for someone who has some knowledge and has faith and confidence in the company to be the most aggressive bidder. But I don't know that's a negative, I think it's a positive.

--------------------------------------------------------------------------------
DAVE GORDON  - CAP CAPITAL - ANALYST

But it's safe to say that these three individuals did serve on the board together at some point in time.

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Well, it's not only safe to say, it's a matter of record and has been a matter of record for seven years. It's only new news to someone who just became aware of the background of Duane Reade. But it's certainly been out there, published, it's been in the annual report. It is not a surprise.

--------------------------------------------------------------------------------
DAVE GORDON  - CAP CAPITAL - ANALYST

I appreciate you clarifying that. Just one last question. If the board is truly independent, why at some point in time didn't they try and bring in new management? Obviously you had trouble getting it right, why not replace you?

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

Well, it depends --

--------------------------------------------------------------------------------
DAVE GORDON  - CAP CAPITAL - ANALYST

What else --

--------------------------------------------------------------------------------
TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

I think it depends whether the conclusion is that what's going on is a product of the management issue or whether what is going on is a product of other forces. And, I think if you take a look at all the forces that are here and the influence they're having, the conclusion that outside forces are causing the bulk of our problems is not wrong.

So, you know, the question becomes: Is everyone stepping in line in that direction or not? I would tell you that the bulk of people feel that Duane Reade has been plagued by a New York City economy and a significant change in pharmacy industry trends. A few people, and there are a few out there, believe that they can point to management and there is somebody who can walk in and overwhelm the pharmacy industry trends and the New York City economic trends, but our board did not believe that to be the case.

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OPERATOR

Thank you, there are no further questions, gentlemen. Please continue with any closing comments.

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TONY CUTI  - DUANE READE INCORPORATED - CHAIRMAN, PRESIDENT, AND CEO

All right, well, thank you very much for your participation. As I indicated to all of you, I think there is obviously, you know, going to be interest in reviewing our proxy. I would encourage shareholders as the opening comments says, to read it thoroughly and we keep an open dialogue as we always have with shareholders on appropriate and pertinent questions, we're here to answer them. I want to continue to indicate to you that we keep our ear out there listening for every opportunity in a way to bring more value as I indicated earlier in the call, to one of the questions.

We have yet to receive a single level of interest offer for consideration by Bear Stearns that would bring any significant, any value, whatsoever, greater than the value offered to date. But we keep our ear closely attuned to that opportunity. Once again, thank you and stay tuned for hopefully what will be a smooth and productive closing in the second quarter.

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OPERATOR

Ladies and gentlemen, that does conclude our conference call for today. You may all disconnect and thank you for participating.









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